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                                                                    EXHIBIT 10.8

                                RELEASE AGREEMENT


                  This Release Agreement is executed as of this 31st day of December, 2002 by Wells Fargo Bank Minnesota, National Association (the "TRUSTEE") and Allwin Technical Services Limited ("ALLWIN").

                               W I T N E S S E T H

                  WHEREAS, reference is made to the indenture dated as of March 12, 1999, among the Company, the guarantors named therein (the "GUARANTORS") and the Trustee, as supplemented by the First Supplemental Indenture dated as of March 12, 1999, the Second Supplemental Indenture dated for reference December 30, 1999, the Third Supplemental Indenture dated for reference January 31, 2001, the Fourth Supplemental Indenture dated as of September 1, 2001, the Fifth Supplemental Indenture dated as of September 30, 2002, and the Sixth Supplemental Indenture dated as of October 8, 2002 (collectively, the "INDENTURE"), that governs the Company's US$200,000,000 aggregate principal amount of 10% Senior Notes due 2009 (the "NOTES").

                  WHEREAS, Allwin is one of the Guarantors of the Notes under the Indenture;

                  WHEREAS, pursuant to a reorganization of the Company, Allwin has transferred all of its assets to Norske Skog Pulp Operations Limited ("PULPCO"), which is also a Guarantor under the Indenture, and Pulpco has assumed all the liabilities of Allwin (such transaction is referred to as the "ASSET TRANSFER");

                  WHEREAS, Allwin now seeks to be released from its Guarantee of the Notes so that it may undertake a voluntary dissolution;

                  WHEREAS, pursuant to Section 10.05, in connection with the Asset Transfer, Allwin shall be released from its Guarantee of the Notes under the Indenture,

                  WHEREAS, Allwin has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel that all conditions precedent relating to the Asset Transfer have been complied with and the release of Allwin from its Guarantee under the Indenture is authorized and permitted under the Indenture;

                  NOW, THEREFORE, in consideration of the foregoing premises, each of the undersigned hereby acknowledges and agrees as follows:

                  1. DEFINITIONS. All capitalized terms used and not otherwise defined herein shall have the meaning as set forth in the Indenture.

                  2. TERMINATION AND RELEASE. The Trustee and Allwin hereby agree that all of Allwin's obligations under the Indenture and the Guarantee endorsed on the Notes are hereby terminated, cancelled and of no further force and effect in accordance with Section 10.05 of the Indenture.

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                  3. FURTHER ASSURANCES. The Trustee further agrees to furnish such additional releases, termination statements and such other and further documents, instruments, notices and agreements as may be reasonably requested by Allwin or the Company from time to time, in order to effect and evidence more fully the matters covered hereby.

                  4. CHOICE OF LAW; SEVERABILITY. This Release Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  5. EFFECTIVENESS. This Release Agreement shall become effective as of the date first written above.

                  6. COUNTERPARTS. This Release Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Release Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  7. ENTIRE AGREEMENT. This Release Agreement constitutes the entire agreement with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

                  IN WITNESS WHEREOF, the undersigned have duly executed this Release Agreement as of the day and year first above written.

                                              WELLS FARGO BANK MINNESOTA,
                                              NATIONAL ASSOCIATION


                                              By  /s/ Michael G. Slade
                                                  -----------------------------
                                                  Name:  Michael G. Slade
                                                  Title: Corporate Trust
                                                         Officer


                                              ALLWIN TECHNICAL SERVICES LIMITED

                                              By  /s/ Valerie Seager
                                                  -----------------------------
                                                  Name:  Valerie Seager
                                                  Title: Corporate Secretary
                                                         and Legal Counsel